Exhibit 10.1

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

By and Among

EQT MIDSTREAM PARTNERS, LP

EQT MIDSTREAM SERVICES, LLC

EQUITRANS INVESTMENTS, LLC

EQUITRANS, L.P.

EQUITRANS SERVICES, LLC

EQT MIDSTREAM INVESTMENTS, LLC

EQT INVESTMENTS HOLDINGS, LLC

ET BLUE GRASS, LLC

And

EQT CORPORATION

Dated as of [•], 2012

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of [•], 2012 (this “Agreement”), is by and among EQT Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), EQT Midstream Services, LLC, a Delaware limited liability company (the “General Partner”), EQT Midstream Investments, LLC, a Delaware limited liability company (“Midstream Investments”), Equitrans Investments, LLC, a Delaware limited liability company (the “OLLC”), Equitrans, L.P., a Pennsylvania limited partnership (“Equitrans”), Equitrans Services, LLC, a Delaware limited liability company (“Equitrans GP”), EQT Investments Holdings, LLC, a Delaware limited liability company (“Investments Holdings”), ET Blue Grass, LLC, a Delaware limited liability company (“Blue Grass”), and EQT Corporation, a Pennsylvania corporation (“EQT”).  The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, the General Partner and Midstream Investments have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.               Investments Holdings formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 for all of the membership interests in the General Partner.

2.               Investments Holdings formed Midstream Investments under the terms of the Delaware LLC Act and contributed $1,000 for all of the membership interests in Midstream Investments.

3.               The General Partner and Midstream Investments formed the Partnership under the terms of the Delaware LP Act and contributed $20 and $980, respectively, in exchange for a 2.0% general partner interest and a 98.0% limited partner interest, respectively, in the Partnership.

4.               The Partnership formed OLLC under the terms of the Delaware LLC Act and contributed $1,000 for all of the membership interests in OLLC.

5.               OLLC formed Equitrans GP under the terms of the Delaware LLC Act and contributed $1,000 for all of the membership interests in Equitrans GP.

6.               EQT contributed to Equitrans $[   ] in cash and Blue Grass contributed to Equitrans $[    ] in cash, which Equitrans will use to retire its intercompany indebtedness.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following transactions will occur at the times specified hereunder:

1.               EQT will contribute its 97.25% limited partner interest in Equitrans to Investments Holdings, and Investments Holdings will contribute [•]% of such limited partner interest in Equitrans to the General Partner (the “GP Limited Partner Interest”) and [•]% of such limited partner interest in Equitrans to Midstream Investments (the “LP Limited Partner Interest”).

2.               Blue Grass will distribute its 2.75% general partner interest in Equitrans to Investments Holdings, and Investments Holdings will contribute [•]% of such general partner interest in Equitrans to the General Partner (the “GP General Partner Interest” and, together with the GP Limited Partner Interest, the “GP Contribution Interest”) and [•]% of such general partner interest in Equitrans to Midstream Investments (the “LP General Partner Interest” and, together with the LP Limited Partner Interest, the “LP Contribution Interest”).

3.               Equitrans will distribute its trade and other accounts receivable from affiliates and third-parties (the “Equitrans Accounts Receivable”) to the General Partner and to Midstream Investments pro rata in accordance with their ownership interests in Equitrans and each of the General Partner and Midstream Investments will distribute all of the Equitrans Accounts Receivable owned by it to Investments Holdings.

4.               The General Partner will contribute the GP Contribution Interest to the Partnership in exchange for (i) [•] general partner units in the Partnership representing a continuation of its 2.0% general partner interest in the Partnership, (ii) the Incentive Distribution Rights in the Partnership and (iii) the right to receive a cash distribution from the Partnership in the amount of $[•].

5.               The Partnership will contribute the GP General Partner Interest to OLLC, and OLLC will contribute the GP General Partner Interest to Equitrans GP.

6.               Midstream Investments will contribute the LP Contribution Interest to the Partnership in exchange for (i) [•] million Subordinated Units representing a [•]% ownership interest in the Partnership, (ii) [•] million Common Units representing a [•]% ownership interest in the Partnership, (iii) the right to receive a cash distribution from the Partnership in the amount of $[•] and (iv) the right to receive the Deferred Issuance and Distribution.

7.               The Partnership will contribute the LP General Partner Interest to OLLC, and OLLC will contribute the LP General Partner Interest to Equitrans GP.

8.               The Partnership will contribute the LP Limited Partner Interest and the GP Limited Partner Interest to OLLC.

9.               The Partnership will redeem the initial interests of the General Partner and Midstream Investments and will refund the General Partner’s initial contribution of $20, Midstream Investments’ initial contribution of $980, as well as any interest or other profit that may have resulted from the investment or other use of such initial capital contributions to the General Partner and Midstream Investments, respectively, in proportion to such initial contribution.

10.         The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above and contained in this Agreement.

WHEREAS, the members or partners of the Parties have taken all partnership and limited liability company action, as the case may be, required to approve the transactions contemplated by this Agreement.

WHEREAS, at the Effective Time, the public, through the Underwriters, will purchase from the Partnership for $[•]in cash, less the amount of $[•] payable to the Underwriters after taking into account the Underwriters’ discount of [•]% and the Structuring Fee payable to Citigroup Global Markets Inc. and Barclays Capital Inc., [•] Common Units owned by the Partnership on such date (representing a [•]% limited partner interest in the Partnership).

WHEREAS, at the Effective Time, the Partnership will pay (i) the Structuring Fee to Citigroup Global Markets Inc. and Barclays Capital Inc. and (ii) the transaction expenses, estimated to be approximately $[        ].

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“Agreement” has the meaning assigned to such term in the preamble.

“Blue Grass” has the meaning assigned to such term in the preamble.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Common Units” has the meaning assigned to such term in the Partnership Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Deferred Issuance and Distribution” has the meaning assigned to such term in the Partnership Agreement.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Effective Time” means immediately prior to the closing of the initial public offering pursuant to the Underwriting Agreement.

“EQT” has the meaning assigned to such term in the preamble.

“Equitrans” has the meaning assigned to such term in the preamble.

“Equitrans Accounts Receivable” has the meaning assigned to such term in the recitals.

“Equitrans GP” has the meaning assigned to such term in the recitals.

“General Partner” has the meaning assigned to such term in the preamble.

“GP Contribution Interest” has the meaning assigned to such term in the recitals.

“GP General Partner Interest” has the meaning assigned to such term in the recitals.

“GP Limited Partner Interest” has the meaning assigned to such term in the recitals.

“Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.

“Investments Holdings” has the meaning assigned to such term in the preamble.

“LP Contribution Interest” has the meaning assigned to such term in the recitals.

“LP General Partner Interest” has the meaning assigned to such term in the recitals.

“LP Limited Partner Interest” has the meaning assigned to such term in the recitals.

“Midstream Investments” has the meaning assigned to such term in the preamble.

“OLLC” has the meaning assigned to such term in the preamble.

“Option Closing Date” has the meaning assigned to such term in the Partnership Agreement.

“Option Period” shall mean the period from the date hereof through [•], 2012.

“Over-Allotment Option” has the meaning assigned to such term in the Partnership Agreement.

“Party” and “Parties” has the meaning assigned to such term in the preamble.

“Partnership” has the meaning assigned to such term in the preamble.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP dated as of [•], 2012.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-179487), as amended and effective at the Effective Time.

“Structuring Fee” means a fee equal to [•]% of the gross proceeds of the sale of Common Units pursuant to the Underwriting Agreement, including pursuant to any exercise of the Over-Allotment Option.

“Subordinated Units” has the meaning assigned to such term in the Partnership Agreement.

“Treasury Regulation” means the United States Treasury regulations promulgated under the Code.

“Underwriters” means those underwriters listed in the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement between Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the Underwriters, the General Partner, the Partnership, OLLC and EQT dated as of [•], 2012.

ARTICLE II
CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

The following shall be completed immediately following the Effective Time in the order set forth herein:

Section 2.1                                   Contribution by EQT of its 97.25% Limited Partner Interest in Equitrans to Investments Holdings.  EQT hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Investments Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 97.25% limited partner interest in Equitrans as a capital contribution, in exchange for the continuation of its 100% ownership interest in Investments Holdings, and Investments Holdings hereby accepts the 97.25% limited partner interest.

Section 2.2                                   Contribution by Investments Holdings of [   ]% of its 97.25% Limited Partner Interest in Equitrans to the General Partner.  Investments Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP Limited Partner Interest in exchange for the continuation of its 100% ownership interest in the General Partner, and the General Partner hereby accepts the GP Limited Partner Interest.

Section 2.3                                   Contribution by Investments Holdings of the remaining [      ]% Limited Partner Interest in Equitrans to Midstream Investments.  Investments Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Midstream Investments, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the LP Limited Partner Interest in exchange for the continuation of its 100% ownership interest in Midstream Investments, and Midstream Investments hereby accepts the LP Limited Partner Interest.

Section 2.4                                   Conveyance by Blue Grass of its 2.75% General Partner Interest in Equitrans to Investments Holdings.  Blue Grass hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Investments Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 2.75% general partner interest in Equitrans, and Investments Holdings hereby accepts the 2.75% general partner interest.

Section 2.5                                   Contribution by Investments Holdings of [   ]% of its 2.75% General Partner Interest in Equitrans to the General Partner.  Investments Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP General Partner Interest as an additional capital contribution in exchange for the continuation of its 100% ownership interest in the General Partner, and the General Partner hereby accepts such GP General Partner Interest.

Section 2.6                                   Contribution by Investments Holdings of the remaining [   ]% General Partner Interest in Equitrans to Midstream Investments.  Investments Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Midstream Investments, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the LP General Partner Interest as an additional capital contribution in exchange for the continuation of its 100% ownership interest in Midstream Investments, and Midstream Investments hereby accepts such LP General Partner Interest.

Section 2.7                                   Conveyance by Equitrans of the Equitrans Accounts Receivable to the General Partner and Midstream Investments.  Equitrans hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to (i) the General Partner, its successors and assigns, for its and their own use forever, all right, title and interest in and to [   ]% of the Equitrans Accounts Receivable and (ii) Midstream Investments, its successors and assigns, for its and their own use forever, all right, title and interest in and to the remaining [   ]% of the Equitrans Accounts Receivable and each of the General Partner, and Midstream Investments hereby accepts its portion of the Equitrans Accounts Receivable.

Section 2.8                                   Conveyance by the General Partner of the Equitrans Accounts Receivable to Investments Holdings.  The General Partner hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Investments Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its [   ]% of the Equitrans Accounts Receivable, and Investments Holdings hereby accepts the [   ]% of the Equitrans Accounts Receivable.

Section 2.9                                   Conveyance by Midstream Investments of the Equitrans Accounts Receivable to Investments Holdings.  Midstream Investments hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Investments Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its [   ]% of the Equitrans Accounts Receivable, and Investments Holdings hereby accepts the [   ]% of the Equitrans Accounts Receivable.

Section 2.10                            Contribution by the General Partner of the GP Contribution Interest to the Partnership.  The General Partner hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP Contribution Interest as a capital contribution in exchange for (i) [•] general partner units representing a continuation of its 2.0%

general partner interest in the Partnership, (ii) the issuance of the Incentive Distribution Rights, and (iii) the right to receive a cash distribution from the Partnership in the amount of $[•] in part as a reimbursement for certain capital expenditures incurred with respect to the assets of Equitrans pursuant to Treasury Regulation Section 1.707-4(d), and the Partnership hereby accepts such GP Contribution Interest as a contribution to the capital of the Partnership.

Section 2.11                            Contribution by the Partnership of the GP General Partner Interest to OLLC.  The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the OLLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP General Partner Interest as a capital contribution in exchange for the continuation of its 100% ownership interest in the OLLC, and OLLC hereby accepts such GP General Partner Interest.

Section 2.12                            Contribution by the OLLC of the GP General Partner Interest to Equitrans GP.  OLLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Equitrans GP, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP General Partner Interest as a capital contribution in exchange for the continuation of its 100% ownership interest in Equitrans GP, and Equitrans GP hereby accepts such GP General Partner Interest.

Section 2.13                            Contribution by Midstream Investments of the LP Contribution Interest to the Partnership.  Midstream Investments hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the LP Contribution Interest, as a capital contribution, in exchange for (i) [•] million Subordinated Units representing a [•]% limited partner interest in the Partnership, (ii) [•] million Common Units representing a [•]% limited partner interest in the Partnership, (iii) the right to receive a cash distribution from the Partnership in the amount of $[•] in part as a reimbursement for certain capital expenditures incurred with respect to the assets of Equitrans pursuant to Treasury Regulation Section 1.707-4(d) and (iv) the right to receive the Deferred Issuance and Distribution.  The Partnership hereby accepts such LP Contribution Interest as a contribution to the capital of the Partnership.

Section 2.14                            Contribution by the Partnership of the LP General Partner Interest to the OLLC.  The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the OLLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the LP General Partner Interest as a capital contribution in exchange for the continuation of its 100% ownership interest in the OLLC, and the OLLC hereby accepts such LP General Partner Interest.

Section 2.15                            Contribution by OLLC of the LP General Partner Interest to Equitrans GP.  OLLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Equitrans GP, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the LP General Partner Interest as a capital contribution in exchange for the continuation of its 100% ownership interest in Equitrans GP, and Equitrans GP hereby accepts such LP General Partner Interest.

Section 2.16                            Contribution by the Partnership of the LP Limited Partner Interest and the GP Limited Partner Interest to OLLC.  The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the OLLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the LP Limited Partner Interest and the GP Limited Partner Interest as a capital contribution in exchange for the continuation of its 100% ownership interest in the OLLC, and the OLLC hereby accepts such LP Limited Partner Interest and such GP Limited Partner Interest.

Section 2.17                            Underwriters’ Cash Contribution.  The Parties acknowledge that the Underwriters have, pursuant to the Underwriting Agreement, made a capital contribution to the Partnership of approximately $[•] in cash ($[•] net to the Partnership after the underwriting discount of $[•] and the Structuring Fee payable to Citigroup Global Markets Inc. and Barclays Capital Inc.) in exchange for the issuance by the Partnership to the Underwriters of [•] Common Units, representing a [•]% limited partner interest in the Partnership.

Section 2.18                            Payment of the Structuring Fee.  The Partnership agrees to pay Citigroup Global Markets Inc. and Barclays Capital Inc. the applicable Structuring Fee.

Section 2.19                            Payment of Transaction Costs.  The Parties acknowledge the payment by the Partnership of transaction expenses in the amount of approximately $[•].

Section 2.20                            Redemption of the General Partner’s and Midstream Investments’ Initial Interests.  For and in consideration of the payment by the Partnership of $20 to the General Partner and $980 to Midstream Investments as a refund of their respective initial contribution to the Partnership, along with 2.0% and 98.0%, respectively, of any interest or profit that resulted from the investment or other use of such capital contribution, the Partnership hereby redeems all of the initial interests of the General Partner and Midstream Investments.

ARTICLE III
ADDITIONAL TRANSACTIONS

Section 3.1                                   Purchase of Additional Common Units.  If the Over-Allotment Option is exercised in whole or in part, the Underwriters will contribute additional cash to the Partnership in exchange for up to an additional [•] Common Units on the basis of the initial public offering price per Common Unit set forth in the Registration Statement less the amount of underwriting discounts and applicable Structuring Fee, and the Partnership shall make a cash distribution to Midstream Investments pursuant to Section 2.13 hereof equal to the amount contributed by the Underwriters to the Partnership on each such Option Closing Date.

Section 3.2                                   Issuance of Additional Common Units.  Upon the expiration of the Option Period, the Partnership will issue to Midstream Investments a number of additional Common Units that is equal to the excess, if any, of (x) [•] over (y) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to each exercise of the Over-Allotment Option.

ARTICLE IV
FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II of this Agreement shall be effective and operative in accordance with Article VI, without further action by any Party hereto.

ARTICLE VI
MISCELLANEOUS

Section 6.1                                   Order of Completion of Transactions.  The transactions provided for in Article II and Article III of this Agreement shall be completed immediately following the Effective Time in the following order:  first, the transactions provided for in Article II shall be completed in the order set forth therein; and second, following the completion of the transactions provided for in Article II, the transactions provided for in Article III, if they occur, shall be completed.

Section 6.2                                   Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement.  All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.3                                   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 6.4                                   No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 6.5                                   Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.6                                   Choice of Law.  This Agreement shall be subject to and governed by the laws of the Commonwealth of Pennsylvania.  Each Party hereby submits to the jurisdiction of the state and federal courts in the Commonwealth of Pennsylvania and to venue in the state and federal courts in Allegheny County, Pennsylvania.

Section 6.7                                   Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.8                                   Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.  Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 6.9                                   Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments.  This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 6.10                            Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

EQT MIDSTREAM PARTNERS, LP

By:	EQT MIDSTREAM SERVICES, LLC,
its general partner

By:
Name:
Title:

EQT MIDSTREAM SERVICES, LLC

By:
Name:
Title:

EQUITRANS INVESTMENTS, LLC

By:
Name:
Title:

EQUITRANS, L.P.

By:	EQT MIDSTREAM SERVICES, LLC,
its general partner

By:
Name:
Title:

EQUITRANS SERVICES, LLC

By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement

EQT MIDSTREAM INVESTMENTS, LLC

By:
Name:
Title:

EQT CORPORATION

By:
Name:
Title:

EQT INVESTMENTS HOLDINGS, LLC

By:
Name:
Title:

ET BLUE GRASS, LLC

By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement